EXHIBIT 99.14
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               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of October 25, 2004, by and between KRONOS ADVANCED TECHNOLOGIES, INC., a Nevada corporation (the "COMPANY"), and FKA DISTRIBUTING CO., d/b/a HOMEDICS, INC., a Michigan corporation (the "Purchaser"). This Agreement amends and restates in its entirety the Registration Rights Agreement between the parties dated May 9, 2003.

     A. The Company issued the Purchaser Amended and Restated Warrant Nos. 1 and 2 and Warrant No. 3 (the "WARRANTS") on October 25, 2004 to purchase an aggregate of 40,000,000 shares of common stock of the Company pursuant to the First Amendment to Master Loan and Investment Agreement dated October 25, 2004 (the "AMENDED LOAN AGREEMENT").

     B. The Amended Loan Agreement and Warrants require that the Company enter into this Agreement with the Purchaser.

     NOW, THEREFORE, in consideration of the foregoing, the parties to this Agreement hereby agree as follows:

     1. MODIFICATION OF REGISTRATION RIGHTS. The rights and obligations of the parties that were in effect as of May 9, 2003 are modified as set forth herein.

     2.   Demand Registration.
          -------------------

          (a) If, at any time following the one-year anniversary of the effective date of the registration statement that the Company plans to file with the Securities and Exchange Commission ("SEC") on or about November 25, 2004 to register for resale certain shares to be issued to Cornell Capital Partners, LP, the Purchaser shall request (a "DEMAND") the Company in writing to register under the Securities Act of 1933, as amended (the "SECURITIES Act"), any shares of the Common Stock of the Company (the "COMMON STOCK") acquired by the Purchaser upon exercise of the Warrants and/or any warrants issued pursuant to
Section 9(e) of Warrant No. 3 to protect the Purchaser against dilution (the shares of Common Stock so acquired and subject to such request being herein referred to as the "SUBJECT STOCK"), the Company shall use its best efforts to cause the shares of Subject Stock specified in such request to be registered as soon as reasonably practicable so as to permit the sale thereof, and in connection therewith shall prepare and file a Form S-3 registration statement (or similar form which may be promulgated in the future) or such other form as to which the Company is eligible to file with the SEC under the Securities Act to effect such registration; provided, however, that such request shall (i) specify the number of shares of Subject Stock intended to be offered and sold, which number of shares shall represent Subject Stock with an aggregate market value of at least $500,000, based on the average closing sale price of the Common Stock for the ten (10) trading days preceding the date prior to the date of the Purchaser's request first received by the Company, (ii) express the


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present intention of the Purchaser to offer or cause the offering of such shares of Subject Stock for distribution, (iii) describe the nature or method of the proposed offer and sale thereof, and (iv) contain the undertaking of the Purchaser to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement.

          (b) Notwithstanding the foregoing and Section 4 hereof, upon delivery to the Purchaser of a written notice, the Company shall be entitled to postpone filing of the registration statement, and may withhold efforts to cause the registration statement to become effective, for a reasonable period of time (not to exceed ninety (90) days) if (i) the Company is contemplating filing a registration statement within ninety (90) days of such request for registration (which shall not affect the Purchaser's other rights hereunder, including without limitation the Purchaser's rights under Section 3 below), (ii) the Company determines in good faith that such registration might interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or
(iii) the Company determines in good faith that such registration might involve initial or continuing disclosure obligations that might not be in the best interests of the Company or its shareholders. The Company shall not be required to effect more than one (1) demand registration statement under this Agreement; provided, however, that if any postponement pursuant to the preceding sentence extends beyond the date on which any Warrant expires, the obligations of the Company hereunder shall be extended by a number of days necessary to complete the distribution of securities subject to such postponement. In a case of postponement pursuant to clause (i) of the first sentence of this paragraph (b), the request for registration will not constitute a Demand for purposes of determining the number of Demands permitted pursuant to this paragraph unless the contemplated registration by the Company is abandoned or not consummated within the ninety (90) day period and then the Company successfully registers the shares of Subject Stock pursuant to the Demand.

          (c) If, after a registration statement becomes effective, the Company advises the Purchaser that the Company considers it appropriate for the registration statement to be amended, the Purchaser shall suspend any further sales of the registered shares until the Company advises the Purchaser that the registration statement has been amended. The ninety (90) day time period referred to in Section 4 hereof during which the registration statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the right to sell shares was suspended pursuant to the preceding sentence, but in no event will the Company be required to update the registration statement after the expiration of this Agreement.

     3.   Company Registration.
          ---------------------

          (a) If the Company shall determine to register any shares of Common Stock, whether for its own account or for a security holder or holders exercising their respective demand registration rights (to the extent any may be granted in the future), other than (i) the registration for resale of certain shares to be issued by the Company to Cornell Capital Partners, LP, which the


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Company  expects  to file with the SEC on or about  November  25,  2004,  (ii) a registration relating solely to employee benefit plans on Form S-1 or S-8 or similar forms which may be promulgated in the future, or (iii) a registration on Form S-4 or similar form which may be promulgated in the future relating to a business combination or exchange offer for the Company's securities, the Company will promptly give to the Purchaser written notice thereof and include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all Subject Stock specified in a written request, made within twenty (20) business days after receipt of such written notice from the Company by the Purchaser.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to Section 3(a). In such event the right of the Purchaser to registration pursuant to this
Section 3 shall be conditioned upon such Purchaser's agreeing to participate in such underwriting and in the inclusion of the Purchaser's Subject Stock in the underwriting to the extent provided herein. The Purchaser shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the Purchaser disapproves of the terms of any such underwriting, the Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Common Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Notwithstanding any other provision of this Section 3, if the Company or any underwriter determines that marketing or other factors require a limitation of the number of shares to be registered or underwritten, the Company or such underwriter may exclude all or any portion of the Subject Stock requested to be included. The Company shall so advise the Purchaser and the other holders distributing their Common Stock through such underwriting, if any, and the number of shares of Subject Stock and other securities that may be included in the registration and underwriting, if any, shall be allocated among all holders thereof pro rata, based, as nearly as practicable, on the respective amounts of Common Stock entitled to inclusion in such registration held by such holders at the time of filing the registration statement.

     4. OBLIGATIONS OF THE COMPANY. Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Common Stock under the Securities Act, the Company shall (i) prepare and, as soon as possible, file with the SEC a registration statement with respect to the shares of Subject Stock, and shall use its best efforts to cause such registration statement to become effective and to remain effective until the earlier of the sale of the shares of Subject Stock so registered or ninety (90) days subsequent to the effective date of such registration; (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the shares of Subject Stock so registered or ninety (90) days subsequent to the effective date of such registration statement, (iii) furnish to the Purchaser such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity


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with the  requirements  of the  Securities  Act as the Purchaser may  reasonably request in order to effect the offering and sale of the shares of Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (iv) use its best efforts to register or qualify the shares of Subject Stock covered by such registration statement under the securities or blue sky laws of such states as the Purchaser shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the shares of Subject Stock so registered or thirty (30) days subsequent to the effective date of the registration statement, and do any and all other acts and things either necessary or advisable to enable the Purchaser to consummate the public sale or other disposition of the shares of Subject Stock in jurisdictions where the Purchaser desires to effect such sales or other disposition (but the Company shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where the Company is not so qualified); (v) list the shares of Subject Stock on the OTC BB (or any other quotation system or stock exchange on which the Common Stock of the Company is quoted or listed at the time of registration); (vi) use its best commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement or the lifting of any suspension of the qualification of any of the Subject Stock for sale in any jurisdiction at the earliest possible time; and (vii) take all such other action either necessary or desirable to permit the shares of Subject Stock held by the Purchaser to be registered and disposed of in accordance with the method of disposition described herein. If requested, and provided that the underwriter or underwriters are reasonably satisfactory to the Company, the Company shall enter into an underwriting agreement with a nationally recognized investment banking firm or firms containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions. The Company shall not cause the registration under the Securities Act of any other shares of its Common Stock to become effective (other than registration of any employee stock plan, or registration in connection with any exchange offer for the Company's securities, business combination or similar transaction) during the effectiveness of a registration requested hereunder for an underwritten public offering if, in the judgment of the underwriter or underwriters, marketing factors would adversely affect the selling price of the Subject Stock. In connection with any offering of shares of Subject Stock registered pursuant to this Agreement, the Company shall furnish the Purchaser with unlegended certificates representing ownership of the shares of Subject Stock being sold in such denominations as the Purchaser shall request.

     5.   Expenses.
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          (a) All regular  costs and expenses  incurred in  connection  with any registration pursuant to Sections 2 and 3 shall be borne by the Company. The regular costs and expenses of any such registration shall include, without limitation, the reasonable fees and expenses of counsel for the Purchaser, the reasonable fees and expenses of the Company's counsel and its accountants, the costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such


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securities so registered under the "blue sky" laws of various jurisdictions, the fees and expenses of the Company's transfer agent, listing fees and all other miscellaneous costs and expenses typically incident to such registration (collectively, "REGISTRATION EXPENSES").

          (b) Excluding the Registration Expenses (as defined above), the Purchaser (and other holders including any Common Stock in such registration) shall pay all underwriting discounts and selling commissions with respect to the Subject Stock sold by them pursuant to such registration statement.

     6.   Indemnification.
          ---------------

          (a) INDEMNIFICATION BY THE COMPANY. In the case of any offering registered pursuant to this Agreement, the Company agrees to indemnify and hold the Purchaser, each of its directors and officers, each underwriter of shares of Subject Stock under such registration and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act harmless against any and all losses, claims, damages or liabilities, including any of the foregoing incurred in settlement of any litigation commenced or threatened, to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such shares of Subject Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto) if used prior to the effective date of such registration statement or contained in the prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used within the period during which the Company shall be required to keep the registration statement to which such prospectus relates current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this Section 6(a) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of shares of Subject Stock to any person if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been (x) made in reliance upon and in conformity with information furnished in writing to the Company by Purchaser or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto, or (y) made in any preliminary prospectus, and the prospectus contained in the registration statement as declared effective or in the form filed by the Company


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with the SEC pursuant to Rule 424 under the  Securities Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or given to such person at or prior to the confirmation of such sale to him or her.

          (b) INDEMNIFICATION BY THE PURCHASER. In the case of each offering registered pursuant to this Agreement, the Purchaser agrees, and each underwriter participating therein shall agree, in the same manner and to the same extent as set forth in Section 6(a) of this Agreement, severally to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and those officers of the Company who shall have signed any such registration statement with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid) or prospectus contained in such registration statement (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser or such underwriter specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

          (c) NOTICE OF CLAIMS.  Each party  indemnified  under  Section 6(a) or
Section 6(b) of this Agreement shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The failure of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in Section 6(a) or Section 6(b) of this Agreement, unless the indemnifying party was prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 6(a) or Section 6(b) of this Agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the above, however, if representation of one or more indemnified parties by the counsel retained by the indemnifying party would be inappropriate due to actual conflicting interests between such indemnified parties (the "CONFLICTING INDEMNIFIED PARTIES") and any other party represented by such counsel in such proceeding, then such conflicting indemnified parties shall have the right to retain one separate counsel, chosen by the holders of a majority of the Subject Stock included in the registration, at the expense of the indemnifying party. No indemnifying party, (i) in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, which consent shall not unreasonably be withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party


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of a release from all liability in respect to such claim or litigation,  or (ii)
shall be liable for amounts paid in any settlement if such settlement is effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) CONTRIBUTION. If for any reason the foregoing indemnification is not available, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided herein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the holder of Subject Stock and the Company as well as any other equitable considerations including the parties' relative knowledge and access to information concerning the matter with respect to which any claim is asserted and the opportunity to correct and prevent any such statement or omission leading to such loss, claim, damage or liability (or actions in respect thereof), but not including the relative benefits received by the holders of Subject Stock on the one hand and the Company on the other; provided, however, that in any such case (a) no holder of Subject Stock or its officers, directors and persons controlling such holder will be required to contribute except to the extent and under such circumstances as such holder would be required to provide indemnification hereunder if such indemnification were available and then only in an amount not in excess of the net proceeds to it of all Subject Stock sold in the registration, and (b) no person guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person who is not so guilty.

          (e) SURVIVAL. The indemnification provided by this Section 6 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

     7. TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to this Agreement shall terminate at such time as all shares of Subject Stock beneficially owned by the Purchaser can be sold within any given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 and a written opinion to that effect of legal counsel for the Company is delivered to the Purchaser which shall be reasonably satisfactory in form and substance to legal counsel for the Purchaser.

     8. TRANSFER OF RIGHTS. This Agreement, and the rights and obligations of the Purchaser hereunder, may be assigned by the Purchaser to any person or entity that acquires at least fifty percent (50%) of the Subject Stock initially issued pursuant to the Warrant.

     9. LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. Except for the agreement with Cornell Capital Partners, LP that the Company has to register certain shares for resale pursuant to a registration statement to be filed with the SEC on or about November 25, 2004, the Company shall not, without the prior consent of the holders of not less than fifty percent (50%) of the Subject Stock, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Sections 2 and 3 hereof, other than rights identical or subordinate to the rights of the Purchaser hereunder.

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    10.   NOTICES.  Any notice or other communication given under this Agreement shall be sufficient if in writing and sent by personal service, facsimile, courier service promising overnight delivery or registered or certified mail, return receipt requested, postage prepaid, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

     (1)  if to the Company, to it at:

          Kronos Advanced Technologies, Inc.
          464 Common Street, Suite 301
          Belmont, MA 02478-2570
          Attention:  Daniel R. Dwight
          Facsimile:  (617) 993-9985


          with a copy to:

          Kirkpatrick & Lockhart LLP
          201 South Biscayne Boulevard, Suite 2000
          Miami, FL 33131
          Attention:  Clayton E. Parker, Esq.
          Facsimile:  (305) 358-7095


     (2)  if to the Purchaser, to it at:

          FKA Distributing Co., d/b/a HoMedics, Inc.
          3000 N. Pontiac Trail
          Commerce Township, MI 48390-2720
          Attention:  Ron Ferber
          Facsimile:  (248) 863-3199

          with a copy to:

          Seyburn, Kahn, Ginn, Bess and Serlin, P.C.
          2000 Town Center
          Suite 1500
          Southfield, MI 48075-1195
          Attention:  Alan M. Stillman, Esq.
          Facsimile:  (248) 353-3727

All such notices and communications shall be effective when received by the addressee. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

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     11.  CAPTIONS AND  HEADINGS.  The captions and headings used herein are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     12. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, Warrant Nos. 1, 2 and 3, the Amended Loan Agreement, the original Loan Agreement dated May 9, 2003, and all Exhibits to the original and Amended Loan Agreements constitute the full and entire understanding and agreement between the Company and the Purchaser with regard to the subject matter hereof and supersede all prior agreements and understandings between them relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     13. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Michigan as applied to contracts entered into solely between residents of, and to be performed entirely within, such state. Any action or proceeding arising under or pursuant to this Agreement shall be brought in the appropriate court in the State of Michigan.

     14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     15. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     16.  COUNTERPARTS.   This   Agreement  may  be  executed  in  one  or  more
counterparts. All of such counterparts together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.


                                    KRONOS ADVANCED TECHNOLOGIES, INC.


                                    By:_________________________________
                                       Name:
                                       Title:


                                    FKA DISTRIBUTING CO., d/b/a HOMEDICS, INC.


                                    By:_________________________________
                                       Name:
                                       Title: